Exhibit 23.2


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                                                                    Exhibit 23.2

                      Consent of PricewaterhouseCoopers LLP

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 of U.S. Industries, Inc. of our report dated November 14, 1997, relating to the financial statements, which appears in the U.S. Industries, Inc. Annual Report on Form 10-K/A for the year ended October 3, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP

Florham Park, New Jersey

August 16, 1999